Overlay Shares Enhanced Equity Fund Trading Symbol: (OVEEX) Summary Prospectus July 9, 2026 lsfunds.com
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated July 9, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at lsfunds.com. You can also get this information at no cost by calling 855-522-8565 or by sending an e-mail request to lsfunds.com.

Investment Objective
The Overlay Shares Enhanced Equity Fund (the “Enhanced Equity Fund” or the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.49%
Distribution and/or Service (12b-1) Fees	0.00%
Administrative Servicing Fee	0.75%
Other Expenses(1)	1.28%
Acquired Fund Fees and Expenses(1,2)	0.03%
Total Annual Fund Operating Expenses (before expense limitation)	3.55%
Fee Waiver/Reimbursement or Recoupment(3)	-1.06%
Total Annual Fund Operating Expenses	2.49%
1. Estimated for the Fund’s initial fiscal year.
2. The Total Annual Fund Operating Expenses will not correlate to the expense ratio in the Fund’s Financial Highlights and financial statements because the Financial Highlights and financial statements include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses, which are the indirect costs of investing in other investment companies.
3. Liquid Strategies, LLC (the “Adviser”) has contractually agreed to waive its management fee and pay Fund expenses to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions, extraordinary expenses, expenses incurred in connection with any merger or reorganization, and any distribution (12b-1) fees, shareholder servicing plan fees, administrative servicing fees, front-end or contingent deferred loads (collectively, “Excluded Expenses”)) do not exceed 2.49% of the average net assets if the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for up to three years from the date which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. This agreement will continue in effect until at least July 9, 2027, unless sooner terminated. Thereafter, the agreement will continue in effect for additional one-year periods as agreed upon by Listed Funds Trust (the “Trust”) and the Adviser. The agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board, which consent shall not be unreasonable withheld.
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Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The Example reflects the management fee waiver described in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year:	$252	3 Years:	$991
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.
Principal Investment Strategies
The Fund seeks to achieve its objective by (i) investing in one or more other exchange-traded funds (“ETFs”) that seek to obtain exposure to the performance of U.S. large-cap equity securities or directly in the securities held by such ETFs and (ii) purchasing listed call options to obtain additional upside participation in U.S. large-cap equities. Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested, directly or indirectly, in equity securities. For purposes of this policy, the Fund defines “equity securities” to mean common and preferred stocks, rights, warrants, depositary receipts, equity interests in real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”).
The notional value (strike price times the value of the shares) of the call options may be up to 100% of the Fund’s net assets. A call option gives the purchaser of the option, in exchange for the premium paid, the right to buy the underlying asset at a specified price (“strike price”) at a specified date (“expiration date”). In contrast, the seller of a call option, in exchange for the premium received, is obligated to sell the underlying asset at the strike price on the expiration date. In the event the underlying asset declines in value, the value of a call option will generally decrease. In the event the underlying asset appreciates in value, the value of a call option will generally increase. The options purchased by the Fund are typically expected to have an expiration date of approximately 3-5 weeks from their purchase date. The strike price of the purchased calls will typically be equal to the value of the reference index (described in greater detail below) at the time such options are purchased.
The ETF(s) purchased will be based on a combination of cost, liquidity and tracking error versus the benchmark index the ETF seeks to track. The selection process for purchasing the call options is generally rules-based where the expiration date and strike price are determined based on the index level and the expiration date that is three to five weeks out. The options will be index options that track the same index tracked by the underlying ETF. It is generally expected that the purchased calls would be held until maturity, but the Adviser reserves the right to use judgment to determine if such positions should be closed or rolled early.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your investment in the Fund:
• Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the Adviser, the Fund’s other service providers, market makers, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

• Derivatives Securities Risk. Derivatives, such as the options in which the Fund invests, can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a substantial impact on the performance of the Fund. The Fund could experience a loss if its derivatives do not perform as anticipated, or are not correlated with the performance of their underlying asset or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.
• Equity Securities Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.
• Exchange-Traded Funds Risk. The Fund is subject to substantially the same risks as those associated with the direct ownership of the securities represented by an underlying ETF in which it invests. In addition, the shares of an underlying ETF may trade at a premium or discount to their intrinsic value ( i.e. , the market value may differ from the net asset value (“NAV”) of an ETF’s shares) for a number of reasons. For example, supply and demand for shares of an underlying ETF or market disruptions may cause the market price of the underlying ETF to deviate from the value of the underlying ETF’s investments, which may be exacerbated in less liquid markets.
• Large-Capitalization Investing Risk. The securities of large-capitalization companies may be relatively mature compared to smaller companies and, therefore, subject to slower growth during times of economic expansion. Large-capitalization companies also may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
• Leveraging Risk. When a Fund purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction, it creates leverage, which can result in the Fund losing more than it originally invested. As a result, these investments may magnify losses to the Fund, and even a small market movement may result in significant losses to the Fund. Leverage may also cause the Fund to be more volatile, because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.
• Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund. In addition, the Adviser’s evaluations and assumptions regarding investments, interest rates, inflation, and other factors may not successfully achieve the Fund’s investment objective given actual market conditions.
• Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors. These factors include events impacting the entire market or specific market segments, such as political, market and economic developments, as well as events that impact specific issuers. The Fund’s NAV, like security and commodity prices generally, may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time. In addition, government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters, or other conditions or events have in the past and may in the future result in volatility in financial markets and reduced liquidity in equity, credit, and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets.
• MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are leveraged investments and are subject to interest rate risk as higher interest rates generally result in increased costs associated with MLPs’ floating rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.
• New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
• Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a lesser number of issuers than if it was a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a lesser number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.
• Options Risk. Purchasing options is a speculative activity and entails greater than ordinary investment risks. The Fund’s use of call options can lead to losses because of adverse movements in the price or value of the underlying asset, which may be magnified by certain features of the options. Purchasing of call options involves the payment of premiums, which may adversely affect the Fund’s performance. Purchasing a call option gives the purchaser of the option the right to buy a specified quantity of an underlying asset at a fixed exercise price over a defined period of time. Purchased call options may expire worthless resulting in the Fund’s loss of the premium it paid for the option. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset. The Fund’s use of options may reduce the Fund’s ability to profit from increases in the value of the underlying asset. If the price of the underlying asset of an option is below the strike price of a purchased call option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options. The Fund could lose a significant amount or nearly all of its value if the price of an underlying asset changes significantly enough.
• REIT Risk. Investment in real estate companies, including REITs, exposes the Fund to the risks of owning real estate directly. Real estate is highly sensitive to general and local economic conditions and developments. The U.S. real estate market may experience and has, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially increase the Fund’s volatility and losses. Exposure to such real estate may adversely affect Fund performance. Further, REITs are dependent upon specialized management skills, and their investments may be concentrated in relatively few properties, or in a small geographic area or a single property type. REITs also are subject to heavy cash flow dependency and, as a result, are particularly reliant on the proper functioning of capital markets. A variety of economic and other factors may adversely affect a lessee’s ability to meet its obligations to a REIT. In the event of a default by a lessee, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated in protecting its investments. In addition, a REIT could fail to qualify for favorable regulatory treatment.
• Tax Risk. Options entered into by the Fund may also be subject to the federal tax rules applicable to straddles under the Internal Revenue Code of 1986, as amended (the “Code”). If positions held by the Fund were treated as “straddles” for federal income tax purposes, or the Fund’s risk of loss with respect to a position was otherwise diminished as set forth in Treasury regulations, dividends on stocks that are a part of such positions would not constitute qualified dividend income subject to such favorable income tax treatment in the hands of non-corporate shareholders or eligible for the dividends received deduction for corporate shareholders. In addition, generally, straddles are subject to certain rules that may affect the amount, character, and timing of the Fund’s recognition of gains and losses with respect to straddle positions.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at lsfunds.com.

Portfolio Management

Adviser	Liquid Strategies, LLC
Portfolio Managers	Adam Stewart, CFA and Shawn Gibson have been portfolio managers of the Fund since its inception in July 2026.
Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares by mail (Liquid Strategies Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252 (for regular mail) or 801 Pennsylvania Ave, Suite 219252, Kansas City, MO 64105-1307 (for overnight or express mail)), by wire or by telephone at 855-522-8565. Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial amount of investment in the Fund is $1,000. Subsequent investments may be made with a minimum investment amount of $100.
Tax Information
The Fund’s dividends and distributions may be subject to Federal income taxes, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over other investments. Ask your salesperson or visit your financial intermediary’s website for more information.
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